UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
(Amendment No.     )

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☐	Preliminary Proxy Statement
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☐	Definitive Proxy Statement
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☐	Soliciting Material under §240.14a-12

Corvus Pharmaceuticals, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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NNNNNNNNNNNN . + NNNNNN C 1234567890 000004 ENDORSEMENT_LINE______________ SACKPACK_____________ MR A SAMPLE DESIGNATION (IF ANY) ADD 1 ADD 2 ADD 3 ADD 4 ADD 5 ADD 6 Vote by Internet • Go to www.envisionreports.com/crvs • Or scan the QR code with your smartphone • Follow the steps outlined on the secure website Important Notice Regarding the Availability of Proxy Materials for the Corvus Pharmaceuticals, Inc. Stockholder Meeting to be Held on June 8, 2017. Under Securities and Exchange Commission rules, you are receiving this notice that the proxy materials for the Annual Meeting of Stockholders of Corvus Pharmaceuticals, Inc. (the "Annual Meeting") are available on the Internet. Follow the instructions below to view the materials and vote online or request a copy. The items to be voted on and location of the Annual Meeting are on the reverse side. Your vote is important! This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting. The proxy statement and annual report to shareholders are available at: www.envisionreports.com/crvs Easy Online Access — A Convenient Way to View Proxy Materials and Vote When you go online to view materials, you can also vote your shares. Step 1: Go to www.envisionreports.com/crvs to view the materials. Step 2: Click on Cast Your Vote or Request Materials. Step 3: Follow the instructions on the screen to log in. Step 4: Make your selection as instructed on each screen to select delivery preferences and vote. ,Q When you go online, you can also help the environment by consenting to receive electronic delivery of future materials. Obtaining a Copy of the Proxy Materials – If you want to receive a copy of these documents, you must request one. There is no charge to you for requesting a copy. Please make your request for a copy as instructed on the reverse side on or before May 30, 2017 to facilitate timely delivery. + 2 N O T C O Y 02KPOE NNNNNNNNN Stockholders Meeting Notice1234 5678 9012 345 IMPORTANT ANNUAL MEETING INFORMATION

. The 2017 Annual Meeting of Stockholders of Corvus Pharmaceuticals, Inc. will be held on June 8, 2017, at 1:00 p.m., Pacific Time, at 863 Mitten Road, Suite 102, Burlingame, CA 94010. Proposals to be voted on at the Annual Meeting are listed below along with the Board of Directors’ recommendations. The Board of Directors recommends a vote FOR the election of the director nominees named in Proposal 1 and FOR Proposals 2, 3 and 4. 1. 2. To elect two Class I Directors with terms to expire at the 2020 annual meeting of stockholders; To ratify the selection of PricewaterhouseCoopers LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2017; To ratify the Corvus Pharmaceuticals, Inc. Amended and Restated Certificate of Incorporation; and To ratify the Corvus Pharmaceuticals, Inc. Amended and Restated Bylaws. 3. 4. PLEASE NOTE – YOU CANNOT VOTE BY RETURNING THIS NOTICE. To vote your shares you must vote online or request a paper copy of the proxy materials to receive a proxy card. If you wish to attend and vote at the Annual Meeting, please bring this notice with you. Here’s how to order a copy of the proxy materials and select a future delivery preference: Paper copies: Current and future paper delivery requests can be submitted via the telephone, Internet or email options below. Email copies: Current and future email delivery requests must be submitted via the Internet following the instructions below. If you request an email copy of current materials you will receive an email with a link to the materials. PLEASE NOTE: You must use the number in the shaded bar on the reverse side when requesting a set of proxy materials. g Internet – Go to www.envisionreports.com/crvs. Click Cast Your Vote or Request Materials. Follow the instructions to log in and order a copy of the current annual meeting materials and submit your preference for email or paper delivery of future meeting materials. Telephone – Call us free of charge at 1-866-641-4276 and follow the instructions to log in and order a paper copy of the materials by mail for the current annual meeting. You can also submit a preference to receive a paper copy for future annual meetings. Email – Send email to investorvote@computershare.com with “Proxy Materials Corvus Pharmaceuticals, Inc.” in the subject line. Include in the message your full name and address, plus the number located in the shaded bar on the reverse side of this notice, and state in the email that you want a paper copy of current annual meeting materials. You can also state your preference to receive a paper copy for future annual meetings. To facilitate timely delivery, all requests for a paper copy of the proxy materials for the current annual meeting must be received by May 30, 2017. g g 02KPOE Stockholder Meeting Notice